SUPPLEMENT DATED January 30, 1998
                                TO THE PROSPECTUS OF
                              FRANKLIN VALUEMARK FUNDS
                                 Dated May 1, 1997

A. The Prospectus is amended by adding the following to the section entitled "Utility Equity Fund," under "Fund Investment Objectives and Policies":

Changes of Fund Name and Non-fundamental Policies. On May 1, 1998, the Fund's name will change to "Global Utilities Securities Fund." The Fund's current policy limiting foreign investments to 25% of net assets will be lifted, so that the Fund will be authorized to invest without limit in foreign securities. The Fund's investment objective, its policy of concentrating its investments in the public utilities industry, and its other investment policies and restrictions will remain the same.
After the changes take place, the Fund will normally invest at least 65% of its total assets in issuers domiciled in at least three different countries, one of which may be the U.S. Under normal circumstances, the Fund is expected to invest a higher percentage of its assets in U.S. securities than in securities of any other single country. The Fund's Manager believes that a global utilities fund may benefit from a wider selection of investment opportunities and greater diversification than a fund which invests primarily in securities of domestic utility companies.
The Fund's increasing investments in foreign securities will involve increasing risk. Foreign securities involve greater risks than similar domestic securities due to currency fluctuations, market volatility, and economic, social and political uncertainty. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS." When reviewing their investments or considering new purchases or transfers, Contract Owners may wish to take these upcoming Fund changes into account and to consult with their investment representatives.

B. The discussion under "Highlighted Risk Considerations - Foreign Transactions" is amended by adding the following text:

Hong Kong reverted to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

C. The discussions under "Portfolio Operations - Templeton International Equity Fund, Templeton International Smaller Companies Fund, and Templeton Global Asset Allocation Fund" is amended by replacing it with the following text:

Templeton International Equity Fund               Templeton Global Asset
 Allocation Fund
 Howard J. Leonard                                Dale A. Winner
 Mark Beveridge                                   Jeffrey A. Everett
 William Howard                                   Sean Farrington

Templeton International Smaller Companies Fund    High Income Fund
 Simon Rudolph                                    Jeff Holbrook
 Peter A. Nori                                    Chris Molumphy
                                                  R. Martin Wiskemann

D. The "Biographical Information" is amended by the addition of the following text:

Howard J. Leonard
 Senior Vice President and Portfolio Manager
 Templeton Investment Counsel, Inc.
Mr. Leonard is a Chartered Financial Analyst and holds a bachelor of business administration degree in finance and economics from Temple University. Prior to joining the Franklin Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank. Mr. Leonard has managed the Templeton International Equity Fund since June 1997.
Peter A. Nori
 Vice President and Portfolio Manager
 Templeton Investment Counsel, Inc.
Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined Franklin portfolio research in 1990 as an equity analyst. In 1994, Mr. Nori joined the Templeton organization. He has managed the Templeton International Smaller Companies Fund since June 1997.
Simon Rudolph
 Vice President and Portfolio Manager
 Templeton Investment Counsel, Inc.
Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in economic history from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley. Mr. Rudolph has managed the Templeton International Smaller Companies Fund since June 1997.
Dale A. Winner
 Portfolio Manager
 Templeton Global Advisors Limited
Mr. Winner received his LLB from Reading University, England and is currently a Level II Chartered Financial Analyst candidate. Prior to joining the Franklin Templeton Group in 1995, Mr. Winner was a Trust Officer at J.P. Morgan, Bahamas for two years. He has managed the Asset Allocation Fund since August 1997.
Jeff Holbrook
 Portfolio Manager
 Franklin Advisers, Inc.
Mr. Holbrook is a Chartered Financial Analyst and holds a Master of Business Administration degree in Finance from University of Chicago and a Bachelor of Science degree from Brigham Young University. Mr. Holbrook joined the Franklin Templeton Group in July 1992. Mr. Holbrook is a member of several securities industry-related associations. He has managed the High Income Fund since September 1997.